EXHIBIT 21.1

SUBSIDIARIES OF PREMIERE GLOBAL SERVICES, INC.

SUBSIDIARY	JURISDICTION OF ORGANIZATION

American Teleconferencing Services, Ltd.
Accucast, Inc.
Budget Conferencing Inc.
Clarinet, Inc.
Communications Network Enhancement Inc.
Enterprise Care Teleconferencing (Asia) Pty Ltd.
Fastwell Technology Limited
iMeet, Inc.
Intellivoice Communications, LLC
NetConnect Systems Ltd.
NetConnect Systems GmbH
Netspoke, Inc.
Premiere Communications, Inc.
PCI Network Services, Inc.
Premiere Conferencing E.U.R.L.
Premiere Conferencing GmbH
Premiere Conferencing Limited
Premiere Conferencing Pte. Ltd.
Premiere Conferencing Pty Limited
Premiere Conferencing (Canada) Limited
Premiere Conferencing (Hong Kong) Limited
Premiere Conferencing (Ireland) Limited
Premiere Conferencing (Japan), Inc.
Premiere Conferencing (UK) Limited
Premiere Conferencing Networks, Inc.
Premiere Global Services GmbH
Premiere Global Services Denmark ASP
Premiere Global Services Finland OY
Premiere Global Services International S.a. r.l.
Premiere Global Services Norway AS
Premiere Global Services Sweden AB
Ptek, Inc.
Ptek Investors I LLC
PTEK Services, Inc.
Ptek Ventures I LLC
RCI Acquisition Corp.
Voice-Tel Enterprises, LLC
Voice-Tel Pty Ltd.
Xpedite, Inc.
Xpedite, Ltd.
Xpedite Network Services, Inc.
Xpedite Systems Limited
Xpedite Systems Inc. (Malaysia) Sdn. Bhd.
Xpedite Systems AG
Xpedite Systems Holdings (UK) Limited
Xpedite Systems, LLC
Xpedite Systems Limited
Xpedite Systems Limited
Xpedite Systems NV/SA
Xpedite Systems Participation E.U.R.L.

Missouri
Georgia
Canada
Georgia
Delaware
Australia
Hong Kong
Delaware
Delaware
United Kingdom
Germany
Delaware
Florida
Georgia
France
Germany
New Zealand
Singapore
Australia
Canada
Hong Kong
Ireland
Japan
United Kingdom
Georgia
Germany
Denmark
Finland
Luxembourg
Norway
Sweden
Georgia
Delaware
Delaware
Delaware
Georgia
Delaware
Australia
Japan
Korea
Georgia
Hong Kong
Malaysia
Switzerland
United Kingdom
Delaware
United Kingdom
New Zealand
Belgium
France

SUBSIDIARY	JURISDICTION OF ORGANIZATION

Xpedite Systems Pte. Ltd. Xpedite Systems Pty Limited Xpedite Systems S.r.l. Xpedite Systems Spain, S.A. Xpedite Systems, S.A. Xpedite Systems Worldwide, Inc.	Singapore Australia Italy Spain France Delaware